Exhibit 10.13

                                                               [EXECUTION DRAFT]


                                NOVEMBER 30, 2004
                                -----------------




                               SPATIALIGHT, INC.,

                                   as Pledgor

                                     - and -

                       PORTSIDE GROWTH & OPPORTUNITY FUND,

                         as Pledgee and Collateral Agent

          ____________________________________________________________

                             KOREAN PLEDGE AGREEMENT

          _____________________________________________________________

                                TABLE OF CONTENTS

CLAUSE        HEADING                                               PAGE NUMBER

1.   DEFINITIONS AND INTERPRETATIONS.....................................1
2.   PLEDGE .............................................................2
3.   PERFECTION OF SECURITY INTEREST IN THE COLLATERAL...................3
4.   REPRESENTATIONS, COVENANTS AND WARRANTIES...........................4
5.   UNDERTAKINGS IN RELATION TO THE COLLATERAL..........................5
6.   EVENTS OF DEFAULT; CURE.............................................5
7.   REMEDIES ...........................................................6
8.   SALE OR DISPOSITION OF THE COLLATERAL...............................6
9.   TERMINATION AND RELEASE OF THE COLLATERAL...........................7
10.  FURTHER ASSURANCES..................................................7
11.  BINDING AGREEMENT...................................................8
12.  ASSIGNMENTS.........................................................8
13.  AMENDMENTS, CHANGES, AND MODIFICATIONS..............................8
14.  NOTICES.............................................................8
15.  SEVERABILITY........................................................8
16.  GOVERNING LAW AND JURISDICTION......................................8
17.  COUNTERPARTS........................................................9
18.  INDEMNIFICATION.....................................................9
20.  REIMBURSEMENT.......................................................9

THIS KOREAN PLEDGE AGREEMENT (the "AGREEMENT") is entered into as of November 30, 2004

BETWEEN:

SPATIALIGHT, INC. a company incorporated under the laws of the state of New York with headquarters located at Five Hamilton Landing, Suite 100, Novato, CA 94949 as pledgor (the "PLEDGOR"); and

PORTSIDE GROWTH & OPPORTUNITY FUND, a company organized under the laws of the Cayman Islands, as pledgee (as the "COLLATERAL AGENT" on behalf of the "Buyers" (as defined below), and as "PLEDGEE").

                                   WITNESSETH

WHEREAS, Pledgor and each party listed as a "Buyer" under (and as defined in) the "Securities Purchase Agreement" dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "SECURITIES PURCHASE AGREEMENT") are parties to the Securities Purchase Agreement, pursuant to which the Pledgor shall be required to sell, and the Buyers shall purchase or have the right to purchase, the "Notes" (as defined therein);

WHEREAS, it is a condition precedent to the Buyers entering into the Securities Purchase Agreement that the Pledgor shall have executed and delivered to the Collateral Agent this Agreement providing for the grant to the Collateral Agent for the benefit of the Buyers of a security interest in 65% of the equity shares of SpatiaLight Korea, Inc. ("SLK") to secure all of the Pledgor's obligations under the Securities Purchase Agreement and the "Notes" (as defined therein) issued pursuant thereto (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "NOTES");

WHEREAS, the "Shares" (as defined below) shall be deposited with the Collateral Agent or its designee;

WHEREAS, SLK is a wholly-owned Subsidiary of the Pledgor and will derive substantial benefits from the execution of the Securities Purchase Agreement;

WHEREAS, SLK has determined that the execution, delivery and performance of this Agreement are in the best interest of the Pledgor;

WHEREAS, Collateral Agent is acting in its individual capacity and as the duly authorized representative of the Buyers for purposes of this Agreement; and

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, the Pledgor agrees with the Collateral Agent, for the benefit of the Buyers, as follows:


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1.    DEFINITIONS AND INTERPRETATIONS

1.1   In this Agreement the following expressions have the following meanings:

      "AGENTS" means Collateral Agent or any persons appointed by the Pledgee or Collateral Agent to act on behalf of the Collateral Agent or Pledgee with respect to enforcing the obligations set forth herein.

      "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are open for business and on which foreign exchange dealings may be transacted in Seoul, Hong Kong and New York;

      "COLLATERAL" has the meaning given to it in CLAUSE 2.1 and references to the Collateral shall include references to any part of it;

      "SHARES" means sixty-five percent (65%) of all equity shares issued by SLK, together with shares of any class or classes resulting from any sub-division, consolidation or re-classification thereof;

      "DEFAULT" has the meaning given to it in CLAUSE 6;

      "KOREA" means the Republic of Korea;

      "OBLIGATIONS" means the obligations of the Pledgor under the Securities Purchase Agreement, and the Transaction Documents; and

      "TRANSACTION DOCUMENTS" has the meaning set forth in the Securities Purchase Agreement.

1.2 Words and expressions defined in the Securities Purchase Agreement and Transaction Documents and not otherwise defined in this Agreement shall have the same meanings provided therein when used in this Agreement.

1.3 Any reference to a document shall include such document both as originally executed and as it may from time to time be amended, renewed, novated, restated, supplemented or modified. References herein to Clauses shall be construed, unless otherwise specified, as references to clauses of this Agreement unless a different document is named.

1.4 The headings to Clauses are inserted for convenience and shall not affect the construction of this Agreement.

2.    PLEDGE

2.1 The Pledgor does hereby create a first priority, perfected security interest by way of pledge in favour of the Pledgee (the "PLEDGE" or the "SECURITY" and JILKWON in Korean) over all of the Pledgor's rights, title and interest, present and future, in, to and under:

      (a) all Shares and any successor or replacement shares received in connection with any reclassification or other reconstitution of the Shares; and


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


      (b) all proceeds including any cash or other dividends paid on the Shares, any interest accrued on any such cash dividends, any shares, cash or other consideration received in exchange for such Shares in the event of any merger, consolidation, amalgamation or other type of business combination involving the issue of shares, and the net cash proceeds, if any, arising from the disposition of such Shares, any non-cash dividends, consideration or successor shares.

      which are collectively referred to as the "COLLATERAL", and the Pledgee hereby accepts the Pledge over the Collateral for the due and punctual payment, performance and discharge of the Obligations.

      Notwithstanding anything contained in this CLAUSE 2.1 to the contrary, in no event shall the "Collateral" include any other form or type of asset or collateral other than the Shares and proceeds from distributions related to the Shares, which in no event shall exceed 65% of voting power of all issued and outstanding common shares of SLK entitled to vote.

2.2 The Pledgor and the Pledgee hereby agree that the Security shall be held by the Pledgee on trust for the benefit of itself, the holders of the Notes and the relevant Agents.

3.    PERFECTION OF SECURITY INTEREST IN THE COLLATERAL

3.1 The Pledgor shall execute or cause to be executed such other instruments or notices as may be required under Korean laws, including but not limited to recordation of the pledge on the Share certificates in order to perfect and preserve the Pledge granted over the Collateral hereby, including the notices referred to in this CLAUSE 3.

3.2 The Pledgor and SLK shall each undertake to take all steps required under Korean law to perfect the Pledge, including but not limited to recording in the register of shareholders of SLK the existence of the Pledge and Security with all pertinent information and physically delivering the Share certificates to the Collateral Agent or its designee; provided, however, the Share certificates shall remain in Korea at all times.

3.3 Except for a Fundamental Transaction (as defined in the Notes), the Pledgor undertakes not to assign, transfer, sell, further pledge or otherwise encumber the Shares or any Collateral and shall not do any other act which may reduce the number of Shares thereof except as permitted under this Agreement.

4.    REPRESENTATIONS, COVENANTS AND WARRANTIES

      The Pledgor hereby represents, covenants and warrants that:

      4.1 The Pledgor has full power and authority to execute and deliver and to perform all of its obligations under this Agreement. The execution, delivery or performance of this Agreement will not violate or constitute a default under any law, rule, regulation, order, decree, contract, agreement, or its constitution or obligation of, or applicable to, the Pledgor or regarding the Shares. This Agreement is a valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally.


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      4.2   The Pledgor and SLK shall each execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to the Pledgee and at any time or times hereinafter at the request of the Pledgee, all documents, instruments, letters of direction, notices, reports, acceptances, receipts, consents, waivers, affidavits and certificates as the Pledgee may reasonably request in writing, in form and substance satisfactory to the Pledgee, required under Korean laws to perfect and maintain the first priority security interest granted by the Pledgor pursuant to this Agreement and in order to consummate fully all of the transactions contemplated under this Agreement.

      4.3 It will give to the Pledgee such information and evidence and in such form as it shall reasonably require for the purpose of the discharge of the duties, trusts, powers, authorities and discretions vested in it under this Agreement, the Securities Purchase Agreement, the Transaction Documents or by operation of law.

      4.4 The Pledgor is the legal and beneficial owner of the Collateral, and in the case of after-acquired Collateral, will have at the time the Pledgor acquires rights in the Collateral, full, good and marketable title to the Collateral, free of all liens and encumbrances, and has or will have good, right and lawful authority to assign, transfer and pledge such Collateral under this Agreement.

      4.5 Upon completion of the actions described in CLAUSE 3 hereof relating to the perfection of the Pledge immediately after the execution of this Agreement, this Agreement creates a valid first lien upon and perfected security interest in the Collateral, subject to no prior security interest, lien, charge or encumbrance, or agreement purporting to grant any third party a security interest in the Collateral.

      4.6 Upon the Pledgor's failure to materially observe or perform any covenant, condition or agreement in this Agreement, the Pledgor shall give immediate notice in writing to the Pledgee.

      4.7 The representations, warranties and undertakings set out in this CLAUSE 4 are made on the date hereof. The representations and warranties shall be materially true and correct upon any exercise of Additional Investment Rights.

      4.8   The Shares are fully paid.


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

5.    UNDERTAKINGS IN RELATION TO THE COLLATERAL

5.1 Until payment and satisfaction in full of the Obligations, the Pledgor shall (a) keep the Collateral free and clear of all levies, liens, encumbrances and other security interests other than the Pledge created under this Agreement; (b) comply with all Korean laws, statutes and regulations pertaining to it; (c) pay when due all taxes, licenses, charges and other impositions on or for it and the Collateral; (d) maintain the existence of the Pledge in the shareholders' registry of SLK and not permit any other person or company to have priority equal to or higher than Pledgee against the Shares or the Collateral and not issue share certificates; (e) execute, file and record such statements, notices and agreements and take such action and obtain such certificates and documents in accordance with all applicable Korean laws, statutes and regulations, to perfect, evidence and continue the Pledgee's interest in the Collateral; and (f) promptly inform the Pledgee of any proceeds set forth in Section 2.1(b) and deliver to the Collateral Agent or, in the case of cash proceeds, account for the Pledgee, to be subject to this Agreement, all such proceeds; provided, however, that Pledgor agrees to promptly deliver by wire transfer of immediately available funds any such cash proceeds to one or more accounts specified by the Pledgee.

5.2 Until payment and satisfaction in full of the Obligations, the Pledgor shall not, without the prior written consent of the Pledgee permit anything to be done that may materially impair, or fail to do anything necessary to preserve the value of, the Collateral and will immediately notify the Pledgee of any material and actual loss or depreciation in the value of the Collateral. In particular, the Pledgor shall promptly inform the Pledgee upon any rights or powers becoming exercisable or being executed under or in relation to the Collateral and the Pledgor undertakes to act in accordance with the reasonable instructions of the Pledgee in all material matters in connection with the Collateral.

6.    EVENTS OF DEFAULT; CURE

6.1 The happening of any one or more of the following events shall constitute a "DEFAULT" under this Agreement and upon the occurrence of any such event, the Pledgee shall have the remedies specified herein:

      (a) the occurrence of an Event of Default (as defined in the Notes) in respect of the Notes;

      (b) except for delivery of the Share certificates, the failure by the Pledgor to perfect the Security in accordance with the provisions of CLAUSE 3;

      (c) a material breach of any representation of, or warranty, by the Pledgor made in this Agreement which is materially prejudicial to the Collateral Agent or the Holders of the Note; or

      (d) a failure by the Pledgor to substantially observe or perform any other covenant or condition of this Agreement to be observed or performed by it.

6.2 In any event of a Default, and if such Default can be cured, the Pledgor shall have at least ten (10) Business Days after receipt of a written notice from the Pledgee of the occurrence of a Default to cure such Default; provided, further, the Pledgor shall have an additional ten (10) Business Days, to cure the Default if reasonably required and the Pledgor is actively pursuing the cure of such Default in good faith ("CURE PERIOD"). Upon the lapse of the Cure Period and the Default has not been cured to the reasonable satisfaction of the Pledgee, such event shall be deemed a "TERMINATION EVENT."


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7.    REMEDIES

      Upon the occurrence and during the continuance of a Termination Event, the Pledgee shall have all of the rights, powers and remedies granted to secured parties to enforce the Pledge and take possession and ownership of the Collateral as permitted under Korean law. In addition, all rights, powers and remedies of the Pledgee under this Agreement shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to the Pledgee by virtue of any statute, rule of law or any other agreement between the Pledgee and the Pledgor to the extent not contrary to Korean laws. Any forbearance, failure or delay by the Pledgee in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any such right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Pledgee. Upon a Termination Event, the Pledgee shall have the right (i) to proceed against any person, firm or corporation; (ii) to exhaust any Collateral it may hold at any time;
      (iii) to apply any Collateral first to the repayment of the Obligations; or (iv) to pursue any other remedy whatsoever in the Pledgee's power and authorized under Korean laws.

8.    SALE OR DISPOSITION OF THE COLLATERAL

8.1 The Pledgor hereby authorizes the Pledgee to take full ownership (soyukwon) of the Collateral after compliance with foreign investment reporting regulations in Korea and sell in whole or any part thereof in any manner, which is permitted under Korean law, upon such terms and conditions as the Pledgee deems proper upon occurrence of a Termination Event provided, however, the Pledgor shall have the right to exclusively negotiate the purchase of the Collateral for a period of thirty (30) days prior to any sale or transfer of the Collateral to any third party and any sale thereafter to a third party shall be at a price no less than that offered by the Pledgor. Upon the exercise of such right, the Pledgee shall negotiate in good faith with the Pledgor. For the avoidance of doubt, the sale of the Collateral herein shall include, without limitation, all acts and things as may be done by the Pledgee to enforce its Security over the Collateral. Upon consummation of any such sale, the Pledgee shall have the right as the owner of the Collateral. Upon consummation of any such sale, the Pledgee may assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral, or any portion thereof or any interest therein, and each such purchaser shall hold the property sold absolutely free from any claim or right on the part of the Pledgor or any other person; provided, however, that if the Collateral has not been sold to a third party, the Pledgor may re-negotiate for the purchase of the Collateral. The Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Pledgor may have. In the event of a sale of the Collateral, or any part thereof, after deducting actual costs, fees and expenses incurred in connection with the disposition thereof, the Pledgee shall apply the residue of the proceeds thereof to the full payment of the Obligations.


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

8.2 If any consent, approval or authorisation of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, receipt, conversion into foreign currency and remittance of the proceeds thereof whether within or outside of Korea, the Pledgor shall use reasonable best efforts to execute such applications and other instruments as may be required in connection with securing any such consent, approval or authorisation, and shall otherwise use its reasonable best efforts to secure the same. If the execution of the aforementioned applications and other instruments become necessary due to a Termination Event, the Pledgor shall bear all costs and expenses related to the performance of the foregoing. If the execution of the aforementioned applications and other instruments become necessary, in the absence of a Termination Event, the Pledgee shall bear the costs and expenses related to the performance of the foregoing.

9.    TERMINATION AND RELEASE OF THE COLLATERAL

On the date on which all of the Obligations have been fully and completely discharged to the reasonable satisfaction of the Pledgee, this Agreement shall be deemed to be immediately terminated without any further liability or obligation by either party hereto and (i) the Pledgee shall promptly return the Collateral to the Pledgor (or its designee) and (ii) the Pledgor may cause the removal of the Pledge in the shareholders' registry of SLK. At the cost of the Pledgor, the Pledgee shall assist the Pledgor in all reasonable requests to cause the removal of the Pledge including, but not limited to, execution of any documents or affidavits required under Korean laws to remove the Pledge.

Notwithstanding anything to the contrary contained herein, if (i) after the Additional Investment Rights have either been exercised in full or terminated, the aggregate unpaid principal balance of the Notes shall, at any time, be indefeasibly reduced to less than $2,000,000 (after giving effect to any indefeasible repayments and redemptions thereof, and any indefeasible partial conversions thereof to shares of Common Stock), and (ii) the Pledgee receives Pledgor's written request therefor 91 or more days after such indefeasible reduction, then, so long as no Termination Event (and no event or circumstance that, with the passage of time or the giving of notice, or both, would become a Termination Event) shall have occurred and then be continuing, this Agreement and the security interests created hereby shall be terminated immediately, and all the rights to the Collateral shall revert to the Pledgor.

10.   FURTHER ASSURANCES

The Pledgor agrees that upon a Termination Event, the Pledgor will promptly provide all assistance reasonably requested by Pledgee to protect any Security over the Collateral or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to the Collateral.

11.   BINDING AGREEMENT

      This Agreement shall bind and enure to the benefit of the parties hereto, their successors and permitted assigns.


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12.   ASSIGNMENTS

      The Pledgor may not assign or transfer any of the Pledgor's right or obligations under this Agreement without the prior written consent of the Pledgee. The Pledgee may assign or transfer all of its rights and obligations under this Agreement to any successor Pledgee or Collateral Agent with prior notice to but without the consent of the Pledgor.

13.   AMENDMENTS, CHANGES, AND MODIFICATIONS

      This Agreement may be amended, changed, modified, altered or terminated only with the prior written approval of the Pledgee. This Agreement may not be amended by an oral agreement.

14.   NOTICES

      Any communication, demand or notice to be given hereunder shall be given in written by personal delivery, mail, telex or facsimile transmission as provided in the Notes.

15.   SEVERABILITY

Any provision of this Agreement that is held to be invalid or unenforceable by any court of competent jurisdiction shall be so only as to such jurisdiction and only to the extent of such invalidity or unenforceability, but such holding shall not invalidate or render unenforceable any other provision hereof.

16.   GOVERNING LAW AND JURISDICTION

16.1 This Agreement shall be governed by and construed in accordance with the laws of Korea.

16.2 In relation to any dispute arising out of or in connection with this Agreement which cannot be amicably resolved by the parties hereto, the dispute shall be referred to the Senior Management (as defined herein) of each party who shall have thirty (30) days to resolve the dispute. If the dispute cannot be resolved by the Senior Management within such 30-day period, the dispute shall be finally resolved by arbitration in accordance with the Rules of Arbitration ("RULES") administered by the International Chamber of Commerce. The arbitral tribunal shall consist of three members with each party appointing an arbitrator pursuant to the Rules and the two appointed arbitrators shall appoint the third arbitrator who shall serve as chairman of the arbitral tribunal. Unless agreed otherwise by the parties, all arbitral proceedings shall be convened in New York, New York, U.S.A. For purposes of this Clause 16.2, "SENIOR MANAGEMENT" shall be a senior officer or other senior authorized employee of the disputing party with full authority to negotiate and resolve disputes related to this Agreement.

16.3 To the extent not inconsistent with this Agreement, the rights granted and remedies to the Pledgee hereunder and under Korean law are in addition to, and not in limitation of, the rights and remedies granted to the Pledgee under the Transaction Documents, any or all of which may be exercise cumulatively to the fullest extent permitted by applicable law.


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


17.   COUNTERPARTS

This Agreement may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

18.   INDEMNIFICATION

The Pledgor shall indemnify the Pledgee, each Buyer (as defined in the Securities Purchase Agreement) and each of its employees, officers, directors, and shareholders (collectively, "INDEMNIFIED PERSONS") against, and hold each such person harmless from, all claims, actions, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and costs, whether or not suit is instituted) actually incurred by any such person arising out of or in connection with an Termination Event, disposition of Collateral or any third party action by any lender, shareholder or affiliate of the Pledgor challenging any aspect of or the enforceability of this Agreement. Further, the Pledgor shall at its expense defend the Pledgee's Security over the Collateral against all such third party claims and demands. Notwithstanding the foregoing, this Clause 19 shall not apply in any claim, action, loss, costs or expense arising from the gross negligence or wilful misconduct of the Indemnified Persons.

20.   REIMBURSEMENT

The Pledgor shall reimburse upon demand the Pledgee for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and costs, whether or not suit is instituted) expended or incurred by the Pledgee in connection with the amendment (if necessitated by any change in law) and enforcement of this Agreement, including, without limitation, during any workout in collecting any sum which becomes due to the Pledgee under this Agreement; in connection with any action for declaratory relief, any counterclaim to any action or cause of action, or any appeal; in the protection or preservation of the Collateral; or in the enforcement of payment of the obligations of the Pledgor by any action or participation in, or in connection with, a case or proceeding under relevant insolvency laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


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


THE PLEDGOR
-----------


SPATIALIGHT, INC.

By: /s/ Robert A. Olins
    ---------------------------
Name:   Robert A. Olins
Title:  Chief Executive Officer



THE PLEDGEE
-----------


On behalf of itself and the Buyers as their duly authorized representative:

PORTSIDE GROWTH & OPPORTUNITY FUND

By: /s/ Jeffrey Smith
    ---------------------------
Name:   Jeffrey Smith
Title:  Authorized Signatory


SLK:
----


AGREED AND ACKNOWLEDGED:
------------------------


SPATIALIGHT KOREA, INC.

By: /s/ Robert A. Olins
    ---------------------------
Name:   Robert A. Olins
Title:  Chief Executive Officer


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